Exhibit 99.1

NYSE Arca: EEE
NYSE Arca: EEE
February 2011
February 2011
www.evgenergy.com
www.evgenergy.com

Safe Harbor Statement

Statements in this presentation that relate to future plans or projected results of
Evergreen Energy Inc. are "forward-looking statements" within the meaning of Section
27A of the Securities Act of 1933, as amended by the Private Securities Litigation
Reform Act of 1995 (the "PSLRA"), and Section 21E of the Securities Exchange Act of
1934, as amended by the PSLRA, and all such statements fall under the "safe harbor"
provisions of the PSLRA. Our actual results may vary materially from those described in any "forward-looking statement" due to, among other possible reasons, the realization of any one or more of the risk factors described in our annual or quarterly reports, or in any of our other filings with the Securities and Exchange Commission.  Readers of this presentation are encouraged to study all of our filings with the Securities and Exchange
Commission. Our ability to execute our business plan and develop the GreenCert™ or K
-Fuel® technologies may be adversely impacted by unfavorable decisions in pending litigation, the inability of the Company to satisfy the terms of the settlement agreement with the holders of its 2007 and 2009 Notes, delays in the commencement of operations at our Fort Union test facility, or by our inability to raise sufficient additional capital in a timely manner to pursue the development of our technology. Readers of this presentation are cautioned not to put undue reliance on forward-looking statements.
Statements in this presentation that relate to future plans or projected results of
Evergreen Energy Inc. are "forward-looking statements" within the meaning of Section
27A of the Securities Act of 1933, as amended by the Private Securities Litigation
Reform Act of 1995 (the "PSLRA"), and Section 21E of the Securities Exchange Act of
1934, as amended by the PSLRA, and all such statements fall under the "safe harbor"
provisions of the PSLRA. Our actual results may vary materially from those described in any "forward-looking statement" due to, among other possible reasons, the realization of any one or more of the risk factors described in our annual or quarterly reports, or in any of our other filings with the Securities and Exchange Commission.  Readers of this presentation are encouraged to study all of our filings with the Securities and Exchange
Commission. Our ability to execute our business plan and develop the GreenCert™ or K
-Fuel® technologies may be adversely impacted by unfavorable decisions in pending litigation, the inability of the Company to satisfy the terms of the settlement agreement with the holders of its 2007 and 2009 Notes, delays in the commencement of operations at our Fort Union test facility, or by our inability to raise sufficient additional capital in a timely manner to pursue the development of our technology. Readers of this presentation are cautioned not to put undue reliance on forward-looking statements.

Executive Summary
 ▪ K-Fuel® is a patented coal technology which upgrades low value sub-bituminous, lignite and brown coals to high ranking thermal coal quality, for example from 3,500 kcal/kg (~6,300 BTU/lb)
 to 5,650 kcal/kg (~10,200 BTU/lb)
 ▪ The proven technology creates a large market for the massive low quality coal resources that exist globally, and which have not been economical to mine. Through the K-Fuel® process, this coal becomes a saleable product available to power plants
 ▪ Evergreen has a clear timeline for moving into potential commercial demonstration activities and realize value from the deployment of K-Fuel® process to upgrade low quality coal reserves
 ▪ Recent financial and corporate developments allows management to re-focus on building the company
3
EEE’s K-Fuel® is a proven coal upgrading process that is market-ready and can be deployed in a large and addressable, growing global market
(i). Based on the Indonesian Coal Model

Expected Increase in Seaborne Thermal Demand 2010 – 2015

200
160
120
80
40
0
Tonnes in Millions
2010
2015
India
125%-175%
China
5%-25%
Other
Pacific
~20%
Atlantic
~25%

Expected Increase in Seaborne Thermal Supply 2010 – 2015

200
160
120
80
40
0
Tonnes in Millions
2010
2015
50-75
Million
Tonne
Shortfall
Other
Colombia
S. Africa
Russia
Indonesia
15%-25%
Australia
30%-60%

 ▪ Coal upgrading technologies are becoming increasingly
 relevant as supply of low moisture high rank thermal coals
 are in decline in North America and Asia
 ▪ Approximately 465 billion tons of coal or 47% of world’s
 reserves are sub-bituminous, lignite and brown coals which
 are of limited use unless upgraded. The K-Fuel® process
 of upgrading low value coal allows EEE to take advantage
 of the significant price arbitrage opportunity
 ▪ Given the vast amount of sub-bituminous resources in
 these key markets, EEE has only begun to capitalize on
 commercialization of its technology. This translates to a
 massive potential upside from a full commercial roll-out
 ▪ Global demand for thermal coal is driven by major new
 global build out of coal generation capacity. This
 phenomenon is not restricted to Asia

Value Proposition - The Global Opportunity
Source: Peabody

1000
800
600
400
200
0
Potential EBITDA (US$m)
194
388
582
776
5
10
15
20
Production (Mtpa)

Value Proposition - The Economic Opportunity
▪ K-Fuel® upgrades low rank coal reserves
 and helps take advantage of the price
 spread that exists between low rank and
 high rank coal prices
▪ An installed production capacity of just
 5MMtpa could yield an approximate EBITDA
 over $150 million - an extremely compelling
 value proposition
Value Increase per metric ton (tonne) of upgraded coal sensitivity table (i)
Selling value of Upgraded Coal	Value increase/tonne at cost of
	$10.00	$12.00	$14.00
US$50	$22.00	$18.80	$15.70
US$60	$32.00	$28.80	$25.70
US$70	$42.00	$38.80	$35.70
US$80	$52.00	$48.80	$45.70
US$90	$62.00	$58.80	$55.70
5
(i). Based on the hypothetical K-Fuel® forecast for Indonesian Coal
Source: Bloomberg
0
20
40
60
80
100
120
140
160
180
200
Jan
06
May
06
Sep
06
Jan
07
May
07
Sep
07
Jan
08
May
08
Sep
08
Jan
09
May
09
Sep
09
Jan
10
May
10
Sep
10
Jan
11
Historical coal prices US$ 2006-11
Power River Basin
 4670 kcal/kg
FOB Newcastle 6700
kcal/kg
FOB Richards Bay
6000 kcal/kg
Price Spread

Coal Feed
Coal Lock
Coal Processor
Product Lock
Non-Condensable Gas
Cooling Water In
Vent Condenser
Cooling Water Out
Steam From Boiler
Reboiler
Steam Condensate
Process Water To Treatment
Rotary Cooler
Product Cooling
K-Fuel®

EverGreen energy inc

K-Fuel® Process
 ▪ The K-Fuel® process was developed at
 Stanford Research Institute by Edward
 Koppelman. Over the last 26 years, $375
 million has been invested in research and
 development of the technology process
 ▪ The patented process involves the heating and
 pressurization of low value coals, and the
 irreversible removal of the water content, and
 converting the product into a higher energy K-
 Fuel® product
 ▪ A 750,000 tpa K-Fuel® commercial plant and
 testing labs in Gillette Wyoming processed and
 tested over 60 low rank coal feed stocks and
 demonstrated substantial heat value increases
 ▪ Coal feed stocks tested and upgraded included
 coals from Inner Mongolia, Indonesia, Russia
 and the US, from dozens of sources
 ▪ Test burns of K-Fuel® at multiple US power
 generation facilities validate combustion
 benefits

Schematic Overview of the K-Fuel® Process

K-Fuel® is a value-added product
 ▪ K-Fuel® upgrading technology processes low quality sub-bituminous coal resulting in:
 ▪ Higher energy value - Demonstrated to increase the efficiency and heating value of sub-bituminous, lignite and brown coals by 30% on average, accomplished by decreasing equilibrium moisture content by 50%
 ▪ Higher economic value - Allows product to compete with bituminous coals and makes low rank coal marketable
 ▪ Physically and chemically stable product - Handled/transported as the feed coal
 ▪ Significantly reduced transport costs - Reduced moisture content can lead to lower transportation costs
 ▪ More environmentally friendly product - More efficient burning could lead to lower carbon emissions, and in particular reduced Hg, SO2 and NOx
 ▪ The consequence is that a significantly large number of low quality, high moisture coal deposits worldwide become economically viable and more environmentally friendly

EEE Business Model
 ▪ EEE’s business model is based on a plan to generate a number of diverse upfront and recurring revenue streams
 ▪ EEE plans to sub-license the K-Fuel® technology to one or multiple projects in the local market.
 EEE expects to provide technical, engineering and construction services
 ▪ EEE expects to receive an upfront licensing fee for sub-licensing the K-Fuel® technology into a project.
 ▪ EEE anticipates to receive a royalty payment based on volume of upgraded coal produced and the price that it is sold at earned equity share of the JV on the output/reserve upgraded as a result of the application of the K-Fuel® technology
 ▪ A licensing model minimizes the upfront capital commitment requirement by EEE, and ensures an ongoing economic participation in the project’s success via the royalty payment. This also reduces the engineering and construction risk
 ▪ Other revenue streams include: coal enhancement fees based on plant output (relating increased energy content of the coal); marketing fees in relation to the marketing of the upgraded coal;
 management fees in relation to the operation and management of the plants; and participation in any value derived from the reduction in greenhouse gas emissions
 ▪ EEE expects to partner with groups who can effectively underwrite a project

EEE
K-Fuel Technology intellectual property & technical know-how
Sub-License Agreement
• Upfront Licensing Fee
• Service Agreement
• Royalty Payment
Local Industry Partner
Receive 100% of profit from sale of upgraded coal

EverGreen energy inc

EEE Business Model

NORTHERN TERRITORY
WESTERN AUSTRALIA
NEW SOUTH WALES
VICTORIA
129°
141°
-26°
N
Coober Pedy
Penrhyn
Peculiar Knob
Challenger
Perfection Well
Olympic Dam
Woomera
Pidinga
GAWLER
CRATON
Port Pirie
Lochiel North
Adelaide
Reference
Coal Project
Highway
Railway Line
Kilometres

EverGreen energy inc

Strategic Joint Venture with WPG Resources
 ▪ In February 2011, EEE signed an MOU
 agreement with WPG Resources (ASX: WPG)
 to jointly develop and commercialize EEE’s K-
 Fuel® technology throughout Australia
 ▪ Under the proposed 50/50 JV, it is anticipated
 that WPG may contribute its South Australian
 Penrhyn and other coal assets and EEE will
 contribute its coal upgrading technology
 ▪ Penrhyn is a sub bituminous coal deposit
 located 25km from the rail loading loop and
 accommodation village built for WPG’s flagship
 Peculiar Knob iron ore project
 ▪ In addition to the announced MOU, WPG has
 also subscribed to US$2 million of EEE’s
 capital raising announced on 2 February 2011
 to achieve a 3.1% stake in EEE.

Location of Penrhyn Coal Asset

EEE Commercial Strategy for 2011
 ▪ EEE’s immediate plan is to use its enhanced capital base to accelerate the commercialization of the K-Fuel® technology. In addition to a re-launched test facility in the
 United States that is expected to be operational prior to the end of August; EEE plans to
 ▪ Execute on Australian Joint Venture with WPG Resources
 ▪ Enter into joint venture agreements with major groups in Asia and USA to commence testing and large scale commercialization of K-Fuel® technology to build earnings and cash flow
 ▪ EEE is currently evaluating Asian and US market strategies
 ▪ The ability of the K-Fuel® technology to upgrade a large base of low rank, high moisture coal reserve represents enormous commercial opportunity
 ▪ Significant interest has been expressed by Asian and US coal mining and power utilities seeking to partner with EEE
 ▪ A number of Indonesian and US coal samples have been tested by EEE and successfully processed, confirming the applicability of K-Fuel® technology

EEE Commercial Strategy 2011 (cont’d)
 ▪ Additional strategic plans:
 ▪ Continue to evaluate joint venture opportunities with a view to adding sub-bituminous, lignite and brown coal assets and rolling out K-Fuel® process
 ▪ Continue to develop core K-Fuel® process
 ▪ Invest in potential PCI / Coking coal application of K-Fuel® and pick up from successful research and development previously undertaken
 ▪ Evaluate the potential for a dual listing of EEE on TSX-V to complement existing NYSE
 Arca listing

Investment Summary
Highlight	EEE
Operates in Large and Growing Markets	▪ Increasing global demand for economic, high energy value coal ▪ Global shift towards ‘clean’ energy sources
Strong Platform to Establish Dominant Market Position	▪ Advanced commercial and technical viability ▪ Strategic relationships to accelerate global platform and growth
Proprietary, Proven and Differentiated Technology
▪ Proprietary K-Fuel® technology, upgrading low quality sub-bituminous coal into coal with higher energy content and lower end user greenhouse emissions
▪ Patented coal upgrading process developed over 25 years
▪ Currently exploring PCI / Coking Coal application of K-Fuel® technology

Compelling Business Model	▪ Margin structure typically sustainable in variable market conditions ▪ Evolutionary process presents additional development opportunities
Diverse Revenue Streams	▪ Number of diverse upfront and recurring revenue streams
Experienced Management Team Focussed on Growth and Profitability	▪ Relevant experience in developing and financing coal technologies ▪ Significant global expertise and relationships